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                                                            EXHIBIT 10.2(c)


                                 AMENDMENT

                       TO FINANCIAL SERVICE AGREEMENT

      This AMENDMENT TO FINANCIAL SERVICE AGREEMENT (this "Amendment") is entered into as of March 1, 1994 between TOYOTA MOTOR CREDIT CORPORATION, a California Corporation ("TMCC"), and WORLD OMNI FINANCIAL CORP., a Florida Corporation ("WOFCO"), and is made with reference to the following facts:

                                   RECITALS

      A. TMCC and WOFCO are parties to that certain Financial Service Agreement dated December 21, 1994, as amended from time to time (as amended, the "Agreement"); and

      B. TMCC and WOFCO desire to amend, effective as of the date hereof, certain terms and provisions of the Agreement.


                                   AGREEMENTS

      NOW,THEREFORE, in consideration of the mutual covenants and agreements herein contained and to induce the parties to enter into this Amendment, the parties hereto agree as follows:

      1. The fifth sentence of the third subparagraph of Paragraph 6(g) of the Agreement is hereby amended in its entirety to read as follows:

      "Rather, TMCC will pay to WOFCO a fee of $425.00 for each repossessed vehicle sold during such month."

      2. The first subparagraph of Paragraph 9(a) is hereby amended in its entirety to read as follows:

      "In consideration of the due performance by WOFCO of its duties and obligations hereunder, TMCC will pay to WOFCO (which, except as otherwise provided in Paragraph 9(b) hereof, shall constitute full compensation to WOFCO for services under the Program) a fee of $106.00 for each Contract purchased by TMCC during such month plus a fee of $7.00 per Contract serviced during each month subsequent to the month in which purchased. The foregoing compensation applicable to WOFCO shall be payable by TMCC monthly within ten
(10) business days after the receipt of an invoice therefor. TMCC shall allocate to itself on a monthly basis and as a deduction from Profit of the Program (as hereinafter defined) a fee of $.25 per Contract serviced during each month in order to defray certain administrative costs which it will experience with respect to such Contract."

      3. The following language is hereby added to end of the last sentence of Paragraph 9(b), subparagraph (ii):



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",plus the Cost of Equity Funds (as hereinafter defined) incurred in such month."

      4. Paragraph 9(b), subparagraph (vi) is hereby amended in its entirety to read as follows:

      "(vi) The term "Cost of Variable Rate Funds" shall mean, in respect to any month, eight-ninths (8/9ths) of the average daily cash employed for all Contracts serviced by WOFCO hereunder at any time during such month, minus the average daily balance of Dedicated Fixed Rate Funds outstanding during such month, times the "Variable Rate" (as hereinafter defined) for such month in conjunction with the requirements of this Agreement."

      5.     The following subparagraphs shall be added to Paragraph 9(b):

      (viii) The term "Cost of Equity Funds" shall mean, in respect of any month, one-ninth (1/9th) of the average daily cash employed for all Contracts serviced by WOFCO hereunder at any time during such month times the "Equity Fee" (as hereinafter defined), divided by 12 for such month.

      (ix) The "Equity Fee" shall be an annual fixed rate of 10.5%.

      6. Paragraph 20 of the Agreement, in regard to the address for notices to TMCC, is hereby amended to read as follows:

      "Toyota Motor Credit Corporation
       19001 S. Western Avenue
       P. O. Box 2958
       Torrance, CA 90509-2958
       Attention:    Wolfgang G. Jahn
                   Group Vice President"

      7. Except as modified herein, the terms and conditions of the Agreement remain unchanged. In the event of a conflict between the terms and conditions of this Amendment and of the Agreement, the terms and conditions of this amendment shall govern.

      8. All capitalized terms used herein and not separately defined shall have the meaning ascribed thereto in the Agreement.


TOYOTA MOTOR CREDIT                     WORLD OMNI FINANCIAL
CORPORATION, a California               CORP., a Florida
corporation                             corporation

By  /S/WOLFGANG G. JAHN                 By   /S/MICHAEL NIXON
   ---------------------------             --------------------------
       Wolfgang G. Jahn                         Michael Nixon
     Group Vice President                         President